SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2022

COLUMBUS MCKINNON CORPORATION

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

001-34362	16-0547600
(Commission File Number)	(IRS Employer Identification No.)

205 Crosspoint Parkway     Buffalo   NY     14068

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number including area code: (716) 689-5400

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CMCO	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02         DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(d) On October 20, 2022, the Board of Directors (the “Board”) of Columbus McKinnon Corporation (the “Company”) approved an increase of the size of the Board from nine (9) directors to 11 directors and appointed Richard H. Fleming, currently serving as Chairman Emeritus, as a director, effective immediately. Mr. Fleming will serve as the Chairman of the Board. Mr. Fleming will participate in the Company’s standard outside director compensation program. Pursuant to this program for fiscal year 2023, each member of the Board, who is not an employee of the Company, receives an annual cash retainer in the amount of $80,000 and an equity award in the amount of $120,000, to be granted on approval by the Compensation and Succession Committee. Mr. Fleming will also receive a stipend of $75,000 for his services as Chairman of the board. Each director also receives reimbursement for the expenses he or she incurs in attending all Board and committee meetings. As Chairman of the Board, Mr. Fleming will not presently serve on any committees of the Board. Mr. Fleming’s term as director will continue until the next annual meeting of shareholders and until his successor is elected and qualified or until his earlier death, resignation, or removal.

Mr. Fleming served as a director of the Company from March 1999 and was elected Chairman of the Board in July 2018 until he resigned in July 2022, and was appointed Chairman Emeritus. He also served as Columbus McKinnon’s interim Chief Executive Officer from January 10, 2020, until June 1, 2020. Mr. Fleming was the Chief Financial Officer of USG Corporation (previously NYSE:USG acquired in 2019 by Gebr. Knauf KG “Knauf”) for approximately 18 years and was its Executive Vice President and CFO from 1999 until his retirement in 2012. USG is a manufacturer of high-performance building systems for the construction and remodeling industries. Prior to joining USG, Mr. Fleming was employed by Masonite Corporation, which was acquired by USG in 1984. During his 39-year career with Masonite and USG, Mr. Fleming held various operating and finance positions. Mr. Fleming is recently retired from the Board of Directors of Boise Cascade Company (NYSE:BCC) and OE Holdings, LLC, a private company. In addition, he is a director and former Chairman of UCAN, a Chicago youth services not-for-profit agency. In addition to his work with USG Corporation, he was Chairman of The Metropolitan Club of Chicago, Inc.; Treasurer & VP-Planning of Masonite Corporation.; and Chairman of the Child Welfare League of America. Mr. Fleming holds an undergraduate degree from the University of the Pacific and a master’s degree from the Tuck School of Business at Dartmouth.

Item 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On October 18, 2022, the Company filed a Restated Certificate of Incorporation (the “Restated Certificate”) with the Secretary of State of the State of New York effecting an amendment and restatement of the Company’s certificate of incorporation to remove the requirement that the Company’s board of directors consist of not less than three and no more than nine directors. The Restated Certificate was approved by the Company’s stockholders at the Special Meeting (as defined below).

On October 20, 2022, the Company’s board of directors also adopted amended and restated bylaws to, among other matters, remove the requirement that the Company’s board of directors consist of not less than three and no more than nine directors, except as otherwise provided therein.

The foregoing descriptions of the Restated Certificate and Restated Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Restated Certificate and the Restated Bylaws, copies of which are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On October 17, 2022, the Company held a Special Meeting of Stockholders (the “Special Meeting”). The Company’s definitive proxy statement for the Special Meeting was filed with the U.S. Securities and Exchange Commission on September 7, 2022, and describes in detail each of the two proposed voting matters (the “Proposals”) submitted to the Company’s stockholders at the Special Meeting. The final results for the votes cast with respect to each Proposal are set forth below.

As of August 19, 2022, the record date of the Special Meeting, there were 28,627,269 outstanding shares of the Company’s common stock. At the Special Meeting, a quorum of 26,493,184.96 shares of the Company’s common stock were represented in person or by proxy.

Proposal 1: Approval of the amendment and restatement of the Company’s Restated Certificate of Incorporation to remove the requirement that the Company’s Board of Directors consist of not less than three and no more than nine directors.

The stockholders approved an amendment and restatement of the Company’s Restated Certificate of Incorporation to remove the requirement that the Company’s board of directors consist of not less than three and no more than nine directors, by the following vote:

Votes For	Votes Against	Abstained	Broker Non-Votes

24,530,867.58	1,961,858.37	459.00	—

Proposal 2: Approval of the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 1.

The stockholders approved the authority of the Company to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 1, by the following vote:

Votes For	Votes Against	Abstained	Broker Non-Votes
22,518,987.58	3,973,810.37	387.00	—

No other items were presented for stockholder approval at the Special Meeting.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
3.1	Restated Certificate of Incorporation.
3.2	Amended and Restated Bylaws.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBUS McKINNON CORPORATION

By:	/s/ Gregory P. Rustowicz

Name:	Gregory P. Rustowicz

Title:	Executive Vice President - Finance and Chief Financial Officer

(Principal Financial Officer)

Dated:  October 21, 2022